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                                                                   EXHIBIT 99.h

                            UNDERWRITING AGREEMENT

                          SAL TRUST PREFERRED FUND I
                          (a Delaware Business Trust)

                        860,000 Shares Fund Securities

                                  $21,500,000

                              September __, 1999


STERNE, AGEE & LEACH, INC.
 As representative of the several underwriters
  named in Schedule I attached hereto
2100 AmSouth Harbert Building
1901 Sixth Avenue North, Suite 2100
Birmingham, Alabama 35203

Gentlemen:

     SAL Trust Preferred Fund I, a Delaware business trust (the "Fund") proposes to sell to the several underwriters (the "Underwriters") named in Schedule I attached hereto for whom Sterne, Agee & Leach, Inc., a Delaware corporation, is acting as representative (the "Representative") an aggregate of 860,000 shares ("Firm Shares") of the beneficial ownership of the Fund (the "Fund Securities"). The respective amounts of the Firm Shares to be so purchased by the several Underwriters are set forth opposite their names in Schedule I hereto. The Fund also proposes to sell at the Underwriters' option an aggregate of up to 86,000 additional shares (the "Option Shares") of Fund Securities to cover over-allotments.

     As Representative, you have advised the Fund (a) that you are authorized to enter into this Agreement on behalf of the several Underwriters, and (b) that the several Underwriters are willing, acting severally and not jointly, to purchase the numbers of Firm Shares set forth opposite their respective names in
Schedule I, plus their pro rata portion of the Option Shares if you elect to exercise the over-allotment option in whole or in part for the accounts of the several Underwriters. The Firm Shares and the Option Shares are hereinafter referred to collectively as the "Shares."

     It is proposed that Sterne Agee Asset Management, Inc., a Delaware corporation (the "Manager"), will act as the Fund's manager.

     In consideration of the mutual agreements contained herein and of the interests of the parties in the transactions contemplated hereby, the parties hereto agree as follows:

     1.   Representations and Warranties of the Fund and the Manager.
          ----------------------------------------------------------

     (a) The Fund represents and warrants to the several Underwriters as of the date hereof as follows:

          (i) A registration statement on Form N-2 (Registration Nos. 333-82195; 811-09421) with respect to the Shares has been carefully prepared by the Fund in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder (the "Rules and Regulations") of the Securities and Exchange Commission (the

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"Commission"). Copies of such registration statement, including any amendments thereto, the preliminary prospectuses (meeting the requirements of Rule 430A under the Act) contained therein and the exhibits, financial statements and schedules, as finally amended and revised, have heretofore been delivered by the Fund to you. Such registration statement, herein referred to as the "Registration Statement," which shall be deemed to include all information omitted therefrom in reliance upon Rule 430A and contained in the Prospectus referred to below, has been declared effective by the Commission under the Act and no post-effective amendment to the Registration Statement has been filed as of the date of this Agreement. The form of prospectus and statement of additional information first filed by the Fund with the Commission pursuant to Rule 497(b) and (h) and Rule 430A is herein referred to as the "Prospectus." Each preliminary prospectus and statement of additional information included in the Registration Statement prior to the time is becomes effective is herein referred to as a "Preliminary Prospectus."

          (ii) The Fund has been duly organized and is validly existing as a business trust in good standing under the laws of the State of Delaware with the power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement; the Fund is duly qualified as a foreign business trust to transact business and is in good standing in each jurisdiction in which such qualification is required; and the Fund has no subsidiaries.

          (iii) The outstanding Fund Securities have been duly authorized and validly issued and are fully paid and non-assessable; the Shares to be issued and sold by the Fund have been duly authorized and when issued, and paid for as contemplated herein will be validly issued, fully paid and non-assessable; and no preemptive rights of stockholders exist with respect to any of the Shares or the issue and sale thereof.

          (iv) The Shares conform with the statements concerning them in the Registration Statement.

          (v) The Commission has not issued an order preventing or suspending the use of any Preliminary Prospectus or the Prospectus relating to the proposed offering of the Shares nor instituted proceedings for that purpose. The Registration Statement contains and the Prospectus and any amendments or supplements thereto will contain all statements which are required to be stated therein by, and in all respects conforms or will conform, as the case may be, to the requirements of the Act, the 1940 Act and the Rules and Regulations. Neither the Registration Statement nor any amendment thereto, and neither the Prospectus nor any supplement thereto, contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Fund makes no representations or warranties as to information contained in or omitted from the Registration Statement or the Prospectus, or any such amendment or supplement, in reliance upon, and in conformity with, written information furnished to the Fund by or on behalf of any Underwriter through the Representative, specifically for use in the preparation thereof.

          (vi) The Statement of Net Assets of the Fund, together with related notes and schedules as set forth in the Registration Statement, presents fairly the financial position of the Fund at the indicated date. Such financial statements has been prepared in accordance with generally accepted principles of accounting.

          (vii) There is no action or proceeding pending or, to the knowledge of the Fund, threatened against the Fund before any court or administrative agency which might result in any material adverse change in the business, condition or prospects of the Fund, except as set forth in the Registration Statement.

          (viii) Since the respective dates as of which information is given in the Registration Statement, as it may be amended or supplemented, there has not been any material adverse change or any development involving a prospective material adverse change in or affecting the condition, financial or otherwise, of the Fund or the earnings, business affairs, management or business prospects of the Fund, whether or not occurring in the ordinary course of business, and there has not been any material transaction entered into by the Fund, other than transaction in the ordinary course of business and changes and transactions contemplated by the Registration Statement, as it may be

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amended or supplemented. The Fund has no material contingent obligations which are not disclosed in the Registration Statement, as it may be amended or supplemented.

          (ix) The Fund is not in default under any agreement, lease, contract, indenture or other instrument or obligation to which it is a party or by which it or any of its properties is bound and which default is of material significance in respect of the business or financial condition of the Fund. The consummation of the transactions herein contemplated and the fulfillment of the terms hereof will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust or other agreement or instrument to which the Fund is a party, or of the Declaration of Trust of the Fund or any order, rule or regulation applicable to the Fund of any court or of any regulatory body or administrative agency or other governmental body having jurisdiction.

          (x) Each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Fund of, and the consummation of the transactions contemplated by, this Agreement, the Management Agreement (as hereinafter defined), the Custodian Agreement (has hereinafter defined) the Trust Preferred Purchase Agreement (as hereinafter defined) (except such additional steps as may be required by the National Association of Securities Dealers, Inc. (the "NASD") the American Stock Exchange, Inc., or may be necessary to qualify the Shares for public offering by the Underwriter under state securities or Blue Sky laws, all of which will occur as required) has been obtained or made and is in full force and effect and the Shares have been approved for listing on the American Stock Exchange.

          (xi) Subject to the exceptions noted above, the Fund holds all material licenses, certificates and permits from governmental authorizes which are necessary to the conduct of its business.

          (xii) Arthur Andersen LLP, who has certified the financial statements filed with the Commission as part of the Registration Statements, is an independent public accountant as required by the Act, 1940 Act and the Rules and Regulations.

          (xiii) The Fund is duly registered under the 1940 Act as a closed-end, non-diversified management investment company, and the notification of registration of the Fund on Form N-8A (the "1940 Act Notification") has been duly filed with the Commission and, at the time of filing thereof, conformed in all material respects with the provisions of the 1940 Act and the rules and regulations of the Commission thereunder, and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. The Fund has not received any notice from the Commission pursuant to Section 8(e) of the 1940 Act with respect to the 1940 Act Notification or the Registration Statement.

          (xiv) The Investment Management Agreement between the Fund and the Manager (the "Management Agreement") has been duly authorized, executed and delivered on behalf of the Fund, is a valid and binding obligation of the Fund enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws affecting enforcement of creditors' rights generally and to equitable principles that may restrict the availability of remedies and such Management Agreement is in all respects in full compliance with all applicable provisions of the 1940 Act and the Investment Advisers Act of 1940, as amended (the "Advisers Act").

          (xv) The Mutual Fund Custody Agreement (the"Custodian Agreement") between the Fund and The Trust Company of Sterne, Agee & Leach, Inc. has been duly authorized, executed and delivered on behalf of the Fund, is a valid and binding obligation of the Fund enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws affecting enforcement of creditors' rights generally and to equitable principles that may restrict the availability of remedies and such Custodian Agreement is in all respects in full compliance with all applicable provisions of the 1940 Act.

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          (xvi)  The three respective Trust Preferred Purchase Agreements by and among the Fund and (i) FirstBancorp, Inc. and FirstBancorp Capital Statutory Trust, a Connecticut statutory trust controlled thereby, (ii) First Southern Bancorp, Inc. and First Southern Capital Statutory Trust, a Connecticut statutory trust controlled thereby and (iii) Central Community Corporation and Central Community Capital Statutory Trust, a Connecticut statutory trust controlled thereby have each been duly authorized, executed and delivered on behalf of the Fund, and each is a valid and binding obligation of the Fund.

     (b)  The Manager represents and warrants as follows:

          (i) The Manager has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct is business as described in the Prospectus and the Manager is duly qualified to transact business in all jurisdictions in which the conduct of its business requires such qualification.

          (ii) There is no action or proceeding pending or, to the knowledge of the Manager, threatened against the Manager before any court or administrative agency which might result in any material adverse change in the business, condition or prospects of the Manager, except as set forth in the Registration Statement.

          (iii) Since the respective dates as of which information is given in the Registration Statement, as it may be amended or supplemented, there has not been any material adverse change or any development involving a prospective material adverse change in or affecting the condition, financial or otherwise, of the Manager or the earnings, business affairs, management or business prospects of the Manager, whether or not occurring in the ordinary course of business, and there has not been any material transaction entered into by the Manager other than transactions in the ordinary course of business and changes and transactions contemplated by the Registration Statement, as it may be amended or supplemented. The Manager has no material contingent obligations which are not disclosed in the Registration Statement, as it may be amended or supplemented.

          (iv) The Manager is not in default under any agreement, lease, contract, indenture or other instrument or obligation to which it is a party or by which it or any of its properties is bound and which default is of material significance in respect of the business or financial condition to the Manager. The consummation of the transactions herein contemplated and the fulfillment of the terms hereof will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust or other agreement or instrument to which the Manager is a party, or of the Certificate of Incorporation or By-Laws of the Manager or any order, rule or regulation applicable to the Manager of any court or any regulatory body or administrative agency or other governmental body having jurisdiction.

          (v) Each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Manager of, and the consummation of the transactions contemplated by, this Agreement or the Management Agreement (except such additional steps as may be required by the NASD or may be necessary to qualify the Shares for public offering by the Underwriters under state securities or Blue Sky laws, all of which will occur as required) has been obtained or made and is in full force and effect.

          (vi) Subject to the exceptions noted above, the Manager holds all material licenses, certificates and permits from governmental authorities which are necessary to be conduct of it business.

          (vii) The Manager is duly registered with the Commission under the Advisers Act as an investment adviser, and there does not exist any proceeding or any facts or circumstances the existence of which could lead to any proceeding which would adversely affect the registration or good standing of the Manager with the Commission. The Manager is not prohibited from performing its obligations under the Management Agreement.

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          (viii) The Management Agreement has been duly authorized, executed and delivered on behalf of the Manager, and is a valid and binding obligation of the Manager in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws affecting enforcement of creditors' rights generally and to equitable principles that may restrict the availability of remedies and such Management Agreement is in all respects in full compliance with all applicable provisions of the 1940 Act and the Advisers Act.

          (ix) The Commission has not issued an order preventing or suspending the use of any Preliminary Prospectus relating to the proposed offering of the Shares nor instituted proceedings for that purpose. The Registration Statement contains, and the Prospectus and any amendments or supplements thereto will contain, all statements which are required to be stated therein by, and in all respects conforms and will conform, as the case may be, to the requirements of, the Act, the 1940 Act and the Rules and Regulations. Neither the Registration Statement nor any amendment thereto contains, and neither the Prospectus nor any supplement thereto will contain, any untrue statement of a material fact or omits or will omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading; provided, however, that the Manager makes no representation or warranties as to information contained in or omitted from the Registration Statement, or any such amendment or supplement, in reliance upon, and in conformity with, written information furnished to the Fund or the Manager by or on behalf of any Underwriter through the Representative, specifically for use in the preparation thereof.

     2.  Purchase, Sale and Delivery of Firm Shares.  On the basis of the
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representations, warranties and covenants herein contained, and subject to the conditions herein set forth, the Fund agrees to sell to the Underwriters and each Underwriter agrees, severally and not jointly, to purchase, at a price of $25.00 per share, the number of Firm Shares set forth opposite the name of each Underwriter in Schedule I hereof, subject to adjustments in accordance with
Section 9 hereof.

     Payment for the Firm Shares to be sold hereunder is to be made in New York Clearing House funds by certified or banks cashier's checks drawn to the order of the Fund against delivery of certificates therefor to the Representative for the several accounts of the Underwriters. Such payment and delivery are to be made at the offices of Sterne, Agee & Leach, Inc., 950 East Paces Ferry Road, Atlanta, Georgia, at 10:00 a.m., Atlanta time, on the third business day after the date of this Agreement or at such other time and date not later than three business days thereafter as you and the Fund shall agree upon, such time and date being herein referred to as the "Closing Date." The certificates for the Firm Shares will be delivered in such denominations and in such registrations as the Representative request in writing not later than the third full business day prior to the Closing Date, and will be made available for inspection by the Representative at least one business day prior to the Closing Date.

     In addition, on the basis of the representation and warranties herein contained and subject to the terms and conditions herein set forth, the Fund hereby grants an option to the several Underwriters to purchase the Option Shares at the price per share and pursuant to the same conditions, contingencies and adjustments as set forth in the first paragraph of this Section 2. The option granted hereby may be exercised in whole or in part (if in part, subject to a maximum of one exercise, with the aggregate number of Shares purchased through such option not to exceed the number of Option Shares set forth in the opening paragraph of this Agreement), upon written notice given within 30 days after the date of this Agreement, by you, as Representative of the several Underwriters, to the Fund setting forth the number of Option Shares as to which the several Underwriters are exercising the option, the names and denominations in which the Option Shares are to be registered and the time and date at which such certificates are to be delivered. The time and date at which certificates for Option Shares are to be delivered shall be determined by the Representative, but shall not be earlier than three nor later than 10 full business days after the exercise of such option, nor in any event prior to the Closing Date (each such time and date being herein referred to as the "Option Closing Date"). If the date of exercise of the option is three or more business days before the Closing Date, the notice of exercise shall set the Closing Date as the Option Closing Date. The number of Option Shares to be purchased by each Underwriter shall be in the same proportion to the total number of Option Shares being purchased as the number of Firm Shares being purchased by such Underwriter bears to 860,000, adjusted by you in such manner as to avoid

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fractional shares. The option with respect to the Option Shares granted hereunder may be exercised only to cover over-allotments in the sale of the Firm Shares by the Underwriters. You, as Representative of the several Underwriters, may cancel such option at any time prior to its expiration by giving written notice of such cancellation to the Fund. To the extent, if any, that the option is exercised, payment for the Option Shares shall be made on the Option Closing Date in New York Clearing House funds by certified or bank cashier's check drawn to the order of the Fund against delivery of certificates therefor at the offices of Sterne, Agee & Leach, Inc., 950 East Paces Ferry Road, Atlanta, Georgia.

     3.  Offering by the Underwriters.  It is understood that the several
         ----------------------------
Underwriters are to make a public offering of the Firm Shares as soon as the Representative deem it advisable to do so. The Firm Shares are to be initially offered to the public at the initial public offering price set forth in the Prospectus. The Representative may from time to time thereafter change the public offering price and other selling terms. To the extent, if at all, that any Option Shares are purchased pursuant to Section 2 hereof, the Underwriters will offer them to the public on the foregoing terms.

     It is further understood that you will act as the Representative for the Underwriters in the offering and sale of the Shares, in accordance with the Master Agreement Among Underwriters which has been entered into by you and the several other Underwriters.

     4.  Covenants of the Fund.  The Fund covenants and agrees with the several
         ---------------------
Underwriters that:

     (a) Pursuant to their respective Trust Preferred Purchase Agreements with the Fund, the Fund will use the proceeds of the Offering to purchase cumulative trust preferred securities of FirstBancorp, Inc. and FirstBancorp Capital Statutory Trust, a Connecticut statutory trust controlled thereby; First Southern Bancorp, Inc. and First Southern Capital Statutory Trust, a Connecticut statutory trust controlled thereby; and Central Community Corporation and Central Community Capital Statutory Trust, a Connecticut statutory trust controlled thereby.

     (b) The Fund will advise the Representative promptly of any request of the Commission for amendment of the Registration Statement or for supplement to the Prospectus or for any additional information, or of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the use of the Prospectus or any order under Section 8(e) of the 1940 Act or of the institution of any proceedings for those purposes, and the Fund will use its best efforts to prevent the issuance of any orders preventing or suspending the use of the prospectus and to obtain as soon as possible the lifting thereof, if issued.

     (c) The Fund will cooperate with the Representative in endeavoring to qualify the Shares for sale under the securities laws of such jurisdictions as the Representative may reasonably have designated in writing and will make such applications, file such documents, and furnish such information as may be reasonable required for that purpose, provided the Fund shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not now so qualified or required to file such a consent. The Fund will, from time to time, prepare and file such statements, reports, and other documents, as are or may be required to continue such qualifications in effect for so long a period as the Representative may reasonably request for distribution of the Shares.

     (d) The Fund will deliver to, or upon the order of, the Representative, from time to time, as many copies of any Preliminary Prospectus as the Representative may reasonably request. The Fund will deliver to, or upon the order of, the Representative during the period when delivery of a Prospectus is required under the Act, as many copies of the Prospectus in final form, or as thereafter amended or supplemented, as the Representative may reasonably request. The Fund will deliver to the Representative at or before the Closing Date, four signed copies of the Registration Statement and all amendments thereto including all exhibits filed therewith, and will deliver to the Representative such number of copies of the 1940 Act Notification and the Registration Statement, but without exhibits, and of all amendments thereto, as the Representative may reasonably request.

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     (e)  If during the period in which a Prospectus is required by law to be delivered by an Underwriter or dealer any event shall occur as a result of which, in the judgment of the Fund or in the opinion of counsel for the Underwriters, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances existing at the time the Prospectus is delivered to a purchaser, not misleading, or, if it is necessary at any time to amend or supplement the Prospectus to comply with any law, the Fund promptly will prepared and file with the Commission an appropriate amendment or supplement to the Prospectus so that the Prospectus as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with the law.

     (f) The Fund will make generally available to its shareholders, as soon as it is practicable to do so, but in any event not later than 15 months after the effective date of the Registration Statement, an earnings statement (which need not be audited) in reasonable detail, covering a period of at least 12 consecutive months beginning after the effective date of the Registration Statement, which earnings statement shall satisfy the requirements of Section 11(a) of the Act and Rule 158 under the Act and will advise you in writing when such statement has been so made available.

     (g) The Fund will, for a period of five years from the Closing Date, deliver to the Representative copies of annual reports and copies of all other documents, reports and information furnished by the Fund to its shareholders or filed with any securities exchange pursuant to the requirements of such exchange or with the Commission pursuant to the Act or the Securities Exchange Act of 1934, as amended.

     (h) As soon as the Fund is advised thereof, it will advise the Representative, and confirm the advice in writing, that the Registration Statement shall have become effective.

     (i) The Fund will use its best efforts to list, subject to notice of issuance, the Shares on the American Stock Exchange or, if unavailable, the Nasdaq/NMS.

     5.  Cost and Expenses.  The costs, expenses and fees incident to the
         -----------------
performance of the obligations of the Fund under this Agreement, including, without limiting the generality of the foregoing, the following: accounting fees of the Fund; the fees and disbursements of counsel for the Fund; the cost of printing and delivering to, as requested by the Underwriters, copies of the Registration Statement, Preliminary Prospectuses, the Prospectus, the 1940 Act Notification, this Agreement, any Underwriters' Selling Memorandum, any sales literature to dealers or prospective purchasers, the Underwriters' Invitation Letter, the Listing Application, any Blue Sky Survey and any supplements or amendments thereto; the filing fees of the Commission; the filing fees and expenses incident to securing any required review by the NASD of the terms of the sale of the Shares; the listing fee of the AMEX or Nasdaq/NMS, as applicable; and the expenses, including the fees and disbursements of counsel for the Underwriter, incurred in connection with the qualification of the Shares under state securities or Blue Sky laws and the review of the terms of the sale of the Shares by the NASD will be paid for by the bank holding companies in which the Fund will invest the proceeds of the Shares, to the extent provided in the Trust Preferred Purchase Agreements.

     6.  Conditions of Obligations of the Underwriters.  The several obligations
         ---------------------------------------------
of the Underwriters to purchase the Firm Shares on the Closing Date and the Option Shares, if any, on the Option Closing Date are subject to the accuracy, as of the Closing Date or the Option Closing Date, as the case may be, of the representations and warranties of the Fund and the Manager contained herein, and to the performance by the Fund and the manager of their obligations hereunder and to the following additional conditions:

     (a) No stop order suspending the effectiveness of the Registration Statements shall have been issued and no proceeding for that purpose shall have been taken or, to the knowledge of the Fund or the Manager, shall be contemplated by the Commission.

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     (b)  The Representative shall have received on the Closing Date or the
Option Closing Date, as the case may be, the opinion of Morgan, Lewis & Bockius LLP counsel for the Fund, dated the Closing Date or the Option Closing Date, as the case may be, addressed to the Underwriters to the effect that:

          (i) The Fund has been duly organized and is validly existing as a business trust in good standing under the laws of the State of Delaware with corporate power and authority to own its properties and conduct its business as described in the Prospectus; and the Fund is duly qualified to transact business in all jurisdictions in which the conduct of its business requires such qualification, or in which the failure to qualify would have a materially adverse effect upon the business of the Fund.

          (ii) The Shares have been duly authorized; all of the Shares conform to the description thereof contained in the Prospectus; the certificates for the Shares are in due and proper form; the Firm Shares and the Option Shares, if any, to be sold by the Fund pursuant to this Agreement have been duly authorized and will be validly issued, fully paid and non-assessable when issued and paid for as contemplated by this Agreement.

          (iii) The Registration Statement has become effective under the Act and to the best of the knowledge of such counsel no stop order proceeding with respect thereto have been instituted or are pending or threatened under the Act.

          (iv) The Registration Statement, all Preliminary Prospectuses and the Prospectus and any amendments or supplements thereto (other than the financial statements, schedules and other financial information included therein, as to which such counsel need express no opinion) and the 1940 Act Notification comply as to form in all material respects with the requirements of the Act or the 1940 Act, as applicable, and the applicable rules and regulations thereunder; nothing has come to the attention of such counsel that would lead them to believe that the Registration Statement, at the time it became effective, or the Prospectus, at the time it was filed with the Commission pursuant to Rule 497 of the Rules and Regulations or the Registration Statement and the Prospectus at the Closing Date or the Option Closing Date, as the case may be, (or, as of its date, any amendment or supplement thereto), contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (except that such counsel need express no view as to financial statements, schedules and other financial information included therein, and such counsel may state that their belief is based upon the procedures set forth therein, but is without independent check and verification).

          (v) The statements under the captions "The Fund's Investments," "Fund Shares" and "Tax Matters" in the Prospectus, to the extent that they constitute matters of law or legal descriptions, are accurate, and fairly and correctly present the information called for with respect to such matters.

          (vi) Such counsel does not know of any contracts or documents required to be filed as exhibits to the Registration Statement or described in the Registration Statement or the Prospectus which are not so filed or described as required, and such contracts and documents as are summarized in the Registration Statement or the Prospectus are fairly summarized in all material respects.

          (vii) Such counsel knows of no material legal proceedings pending or threatened against the Fund except as set forth in the Prospectus.

          (viii) The execution and delivery of this Agreement and the consummation of the transactions herein contemplated do not and will not conflict with or result in a breach of any of the terms or provision of, or constitute a default under, the Declaration of Trust of the Fund, or any agreement or instrument known to such counsel to which the Fund is a party or by which the Fund may be bound.

          (ix) This Agreement has been duly authorized, executed and delivered by the Fund and is the binding obligation of the Fund in accordance with its terms.

          (x) No approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body is necessary in connection with the execution and delivery of this Agreement and the consummations by the Fund of the transactions herein contemplated (other than as may be required by the NASD, the American Stock Exchange, Inc. or as required by state securities and Blue Sky laws as to which such counsel need express no opinion) except such as have been obtained or made, specifying the same.

          (xi) The Management Agreement, the Custodian Agreement and the Trust Preferred Purchase Agreements have each been duly authorized and approved by the Fund and comply with all applicable provisions of the 1940 Act, and the Management Agreement, the Custodian Agreement and the Trust Preferred Purchase Agreements have each been duly executed and delivered by the Fund and constitute the valid and binding agreements of the Fund enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws affecting enforcement of creditors' rights generally and to equitable principles that may restrict the availability of remedies.

          (xii) The Fund is duly registered with the Commission under the 1940 Act as a closed-end, non-diversified management investment company, and all required action has been taken by the Fund under the Act, the 1940 Act and the Securities Exchange Act of 1934, as amended, to make the public offering and consummate the sale of the Shares pursuant to this Agreement; and the provisions of the Declaration of Trust of the Fund comply as to form in all material respects with the requirements of the 1940 Act. The execution and delivery of the Custodian Agreement, the Management Agreement and the Trust Preferred Purchase Agreement and fulfillment of the terms thereof will not result in a breach or violation of the terms and provisions of, or constitute a default under, any agreement or instrument known to such counsel to which the Fund is a party or of which its property is the subject nor will such action result in any violation of the terms and provisions of the Declaration of Trust of the Fund or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Fund or any of its properties.

     In rendering such opinion Morgan, Lewis & Bockius LLP may rely upon certificates of officers of the Fund and of public officials as to matters of fact, and may rely as to matters governed by the laws of states other than the Treatment of Business Trusts under Delaware Law, the laws of the District of Columbia and Federal laws on local counsel in such jurisdictions, provided that in each case Morgan, Lewis & Bockius LLP shall state that they believe that they and the Underwriters are justified in relying on such other counsel.

     (c) The Representative shall have received on the Closing Date or the Option Closing Date, as the case may be, the opinion of Ritchie & Rediker, L. L. C., special counsel to the Manager, dated the Closing Date or the Option Closing Date, as the case may be, addressed to the Underwriters to the effect that:

          (i) The Manager has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus; and the Manager is duly qualified to transact business in all jurisdictions in which the conduct of its business requires such qualification, or in which the failure to qualify would have a material adverse effect upon its business.

          (ii) Such counsel knows of no material legal proceedings pending or threatened against the Manager except as set forth in the Prospectus.

          (iii) This Agreement has been duly authorized, executed and delivered by the Manager.

          (iv) The Manager is duly registered as a manager under the Advisers Act and is not prohibited by the Advisers Act or the 1940 Act, or the rules and regulations under such Acts, from acting as Manager for the Fund as contemplated by the Prospectus.

          (v) The Management Agreement has been duly authorized, executed and delivered on behalf of the Manager and constitutes a valid and binding agreement of the Manager enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws affecting availability of remedies; and neither the execution and delivery by the Manager of this Agreement or the Management Agreement nor the performance by the Manager of its obligations thereunder for hereunder will result in a breach or violation of the terms and provisions of, or constitute a default under, any agreement or instrument known to such counsel to which the Manager is a party or of which its property is the subject nor will such action result in any violation of the provisions of the Certificate Incorporation or By-Laws of the Manager or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Manager or any of its properties.

     In rendering such opinion, Ritchie & Rediker, L.L.C. may rely upon certificates of officers of the Manager and of public officials as to matters of fact, and may rely as to matters governed by the laws of states other than Alabama, the Delaware General Corporation Laws and Federal laws, on local counsel in such jurisdictions, provided that in each case they shall state that they believe that they and the Underwriters are justified in relying on such other counsel.

     (d) The Representative shall have received from Ritchie & Rediker, L.L.C., counsel for the Underwriters, an opinion dated the Closing Date or the Option Closing Date, as the case may be, with respect to the organization and existence of the Fund, the validity of the Shares and other matters as the Underwriters may reasonably request. In rendering such opinion, Ritchie & Rediker, L.L.C. may rely as to all matters governed other than by the laws of the State of Alabama or Federal laws on the opinion of counsel referred to in paragraph (b) of this
Section 6. In addition, such opinion shall also include a statement to the effect that nothing has come to the attention of such counsel which leads them to believe that the Registration Statement, the Prospectus or any amendment or supplement thereto contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading (except that such counsel need express no view as to financial statements, schedules and other financial information included therein). With respect to such statement, Ritchie & Rediker, L.L.C. may state that their belief is based upon the procedures set forth therein, but is without independent check and verification.

     (e) The Representative shall have received at or prior to the Closing Date from Ritchie & Rediker, L.L.C a memorandum or summary, in form and substance satisfactory to the Representative, with respect to the qualification for offering and sale by the Underwriters of the Shares under the state securities or Blue Sky laws of such jurisdictions as the Representative may request.

     (f) The Representative shall have received on the Closing Date or the Option Closing Date, as the case may be, a signed letter from Arthur Andersen LLP, dated the Closing Date or the Option Closing Date, as the case may be, in form and substance satisfactory to the Representative, to the effect that:

          (i) They are independent accountants with respect to the Fund within the meaning of the Act, 1940 Act and the Rules and Regulations;

          (ii) In their opinion, the Statement of Net Assets for the Fund examined by them and included in the Registration Statement complies as to form in all material respects with the applicable accounting requirements of the Act, the 1940 Act and the Rules and Regulations; and

          (iii) They have performed specified procedures, not constituting an audit, including a reading of the latest available interim financial statements of the Fund, a reading of the minute books of the Fund, inquiries of officials of the Fund responsible for financial accounting matters and such other inquires and procedures as may be specified in such letter, and on the basis of such inquires and procedures nothing came to their attention that caused them to believe that at the date of the latest available balance sheet read by such accountants, or at a subsequent specified date not more than 5 business days prior to the Closing Date or the Option Closing Date, as the case may be, there was any change in the capital stock or net assets of the Fund as compared with amounts shown on the Statement of Net Assets included in the Prospectus.

     (g) The Fund and the Manager shall have furnished to the Representative such further certificates and documents confirming the representations and warranties contained herein and related matters as the Representative may reasonably have requested.

     (h) The Bank Holding Company Agreements shall have been duly executed and shall be in effect, shall not have been terminated and shall be binding against the Bank Holding Companies in accordance with their terms.

     The opinions and certificates mentioned in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in all material respects satisfactory to the Representative and to Ritchie & Rediker, L.L.C., counsel for the Underwriters.

     If any of the conditions herein above provided for in this Section 6 shall not have been fulfilled when and as required by this Agreement to be fulfilled, the obligations of the Underwriters hereunder may be terminated by the Representative by notifying the Fund of such termination in writing or by telegram at or prior to the Closing Date or the Option Closing Date, as the case may be.

     In such event, the Manager, the Fund and the Underwriters shall not be under any obligation to each other (except to the extent provided in Sections 5 and 8 hereof).

     7.   Conditions of the Obligations of the Fund. The obligations of the Fund
          -----------------------------------------
to sell and deliver the Shares required to be delivered as and when specified in this Agreement are subject to the conditions that at the Closing Date or the Option Closing Date, as the case may be, no stop order suspending the effectiveness of the Registration Statement or order under Section 8(e) of the 1940 Act or under the Act shall have been issued and in effect or proceedings therefor initiated or threatened.

     8.   Indemnification.
          ---------------

     (a) The Fund and the Manager, jointly and severally, agree to indemnify and hold harmless each Underwriter within the meaning of the Act against any losses, claims, damages or liabilities to which such Underwriter or such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any breach of any representation, warranty, agreement or covenant of the Fund herein contained
(ii) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or the 1940 Act Notification,
(iii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iv) the Fund or the Manager not complying with the Act, the 1940 Act, the Advisers Act, the Securities Exchange Act of 1934, as amended, or other applicable United States securities laws and regulations; and will reimburse each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that the Fund and Manager will not be liable in any case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement, or alleged untrue statement, or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Prospectus, or such amendment or supplement, or 1940 Act Notification, in reliance upon and in conformity with written information furnished to the Fund by or through the Representative specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability which the Fund or the Manager may otherwise have.

     (b) Each Underwriter will indemnify and hold harmless the Fund, its Trustees and shareholders, each of its officers who have signed the Registration Statement, the Manager, and each person, if any, who controls the Fund or the Manager, within the meaning of the Act and the 1940 Act, against any losses, claims, damages or liabilities to which the Fund or any such director, officer, Manager, or controlling person may become subject, under the Act, the 1940 Act or otherwise, insofar as such losses, claims, damages or liabilities (of actions or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or the 1940 Act Notification, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; and will reimburse any legal or other expenses reasonably incurred by the Fund or any such director, officer, Manager, or controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that each Underwriter will be liable in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission has been made in the Registration Statement, any Preliminary Prospectus, the Prospectus, or such amendment or supplement, or 1940 Act Notification, in reliance upon and in conformity with written information furnished to the Fund by or through the Representative specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

     (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section 8, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing. No indemnification provided in this Section 8(a) or (b) hereof shall be available to any party who shall fail to give notice as provided in this Section 8(c) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was prejudiced by the failure to give such notice, but the failure to give such notice shall not relieve the indemnifying party or parties from any liability which it or they may have to the indemnified party for contribution or otherwise than on account of the provisions of Section 8(a) or (b). In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party and shall pay as incurred the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel at its own expense. Notwithstanding the foregoing, the indemnifying party shall pay as incurred the fees and expenses of the counsel retained by the indemnified party in the event (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm for all such indemnified parties. Such firm shall be designated in writing by you in the case of parties indemnified pursuant to Section 8(a) and by the Fund and the Manager in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgement for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgement.

     (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or
(b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Fund and the Manager on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under Section 8(c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Fund and the Manager on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Fund and the Manager on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Fund and the Manager bear to the total underwriting fees and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the ommision or alleged commission to state a material fact related to information suppled by the Fund, or the Manager on the one had or the Underwriter on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Fund, the Manager and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 8(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), (i) no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter, and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this Section 8(d) to contribute are several in proportion to their respective underwriting obligations and not joint.

     (e) In any proceeding relating to the Registration Statement, any Preliminary Prospectus, the Prospectus or any supplement or amendment thereto or 1940 Act Notification, each party against whom contribution may be sought under this Section 8 hereby consents to the jurisdiction of any court having jurisdiction over any other contributing party, agrees that process issuing from such court may be served upon him or it by any other contributing party and consents to the service of such process and agrees that any other contributing party may join him or it as an additional defendant in any such proceeding in which such other contributing party is a party.

     9.  Default by Underwriters. If on the Closing Date or the Option Closing
         -----------------------
Date, as the case may be, any Underwriter shall fail to purchase and pay for the portion of the Shares which such Underwriter has agreed to purchase and pay for hereunder on such date (otherwise than by reason of any default on the part of the Fund or the Manager), you, as Representative of the Underwriters, shall use your best efforts to procure within 24 hours thereafter one or more of the other Underwriters, or any others, to purchase from the Fund such amounts as may be agreed upon and upon the terms set forth herein, the Firm Shares or Option Shares, as the case may be, which the defaulting Underwriter or Underwriters failed to purchase. If during such 24 hours you, as such Representative, shall not have procured such other Underwriters, or any others, to purchase the Firm Shares or Option Shares, as the case may be, agreed to be purchased by the defaulting Underwriter or Underwriters, then (a) if the aggregate number of shares with respect to which such default shall occur does not exceed 10% of the Firm Shares or Option Shares, as the case may be, covered hereby, the other Underwriters shall be obligated, severally, in proportion to the respective numbers of Firm Shares or Option Shares, as the case may be, which they are obligated to purchase hereunder, to purchase the Firm Shares or Option Shares, as the case may be, which such defaulting Underwriter or Underwriters failed to purchase, or (b) if the aggregate number of shares of Firm Shares or Option Shares, as the case may be, with respect to which such default shall occur exceeds 10% of the Firm Shares or Option Shares, as the case may be, covered hereby, the Fund or you as the Representative of the Underwriters will have the right, by written notice given within the next 24-hour period to the parties to this Agreement, to terminate this Agreement without liability on the part of the nondefaulting Underwriters or of the Fund except to the extent provided in
Section 8 hereof. In the event of a default by any Underwriter or Underwriters, as set forth in this Section 9, the Closing Date or Option Closing Date, as the case may be, may be postponed for such period, not exceeding seven days, as you, as Representative, may determine in order that the required changes in the Registration Statement or in the Prospectus or in any other documents or arrangements may be affected, the term "Underwriter" includes any person substituted for defaulting Underwriter. Any action taken under this Section 9 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

     10.  Notices.  All notices and other communications hereunder shall be in
          -------
writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of written telecommunication. Notices to the Underwriter shall be directed to Sterne, Agee & Leach, Inc., 950 East Paces Ferry Road, Suite 1475, Atlanta, Georgia 30326-1119, Attention: Craig R. Heyward, Vice President; notices to the Fund shall be directed to SAL Trust Preferred Fund I, 1901 Sixth Avenue North, Suite 2100, Birmingham, Alabama 35203, Attention: James S. Holbrook, Jr. and notices to the Adviser shall be directed to Sterne Agee Asset Management, Inc., 800 Shades Creek Parkway, Suite 125, Birmingham, Alabama, 35209, Attention: Jerry Harris, President.

     11.  Termination.  This Agreement may be terminated by you by notice to the
          -----------
Fund as follows:

     (a) at any time prior to the earlier of (i) the time the Shares are released by you for sale by notice to the Underwriters, or (ii) 11:30 A.M. on the first business day following the date of this Agreement;

     (b) at any time prior to the Closing Date if any of the following has occurred: (i) since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change or any development involving a prospective material adverse change in or affecting the condition, financial or otherwise, of the Fund or the Manager or the earnings, business affairs, management, or business prospects of the Fund or the Manager, whether or not arising in the ordinary course of business, (ii) any outbreak, escalation of hostilities or declaration of war or national emergency, if the effect of such outbreak, escalation or declaration on the financial markets of the United States would, in your reasonable judgment, make the offering or delivery of the Shares impracticable or inadvisable, (iii) any national or international calamity or crisis or change in economic or political conditions if the effect of such calamity, crisis or change on the financial markets of the United States would in your reasonable judgement make the offering or delivery of the Shares impracticable, (iv) suspension of trading in securities on the New York Stock Exchange, the American Stock Exchange, the Nasdaq/NMS or other limitation on prices (other than limitations on hours or numbers of days of trading) for securities on either of such exchanges or the Nasdaq/NMS, (v) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in your reasonable opinion materially and adversely affects or will materially or adversely affect the business or operations of the Fund, (vi) declaration of a banking moratorium by either federal, Texas, Florida or New York State authorities, or (vii) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your reasonable opinion has a material adverse effect on the securities markets in the United States; or

     (c)  as provided in Section 6 and 9 of this Agreement.

     This Agreement also may be terminated by you, by notice to the Fund, as to any obligation of the Underwriters to purchase the Option Shares, upon the occurrence at any time prior to the Option Closing Date of any of the events described in subparagraph (b) above or as provided in Sections 6 and 9 of this Agreement.

     12.  Successors. This Agreement has been and is made solely for the benefit
          ----------
of the Underwriters, the Fund and the Manager and their respective successors, executors, administrators, heirs and assigns, and the officers, directors and controlling persons referred to herein, and no other person will have any right or obligation hereunder. The term "successors" shall not include any purchaser of the Shares merely because of such purchase.

     13.  Miscellaneous. The reimbursement, indemnification and contribution
          -------------
agreements contained in this Agreement and the representations, warranties and covenants of the Fund, the Manager and the several Underwriters in this Agreement shall remain in full force and effect regardless of (a) any termination of this Agreement, (b) any investigation made by or on behalf of any Underwriter or controlling person thereof, or by or on behalf of the Fund or its directors or officers, and (c) delivery of and payment for the Shares under this Agreement.

     This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     This Agreement shall be governed by, and construed in accordance with, the laws of the State of Alabama.

     If the foregoing is in accordance with your understanding of our Agreement, please sign and return to us a counterpart hereof, whereupon this instrument, along with all counterparts, will become a single binding agreement between the Underwriter and the Fund and the Manager in accordance with its terms.

                                      Very truly yours,

                                      SAL TRUST PREFERRED FUND I


                                      By:______________________________________
                                         James S. Holbrook, Jr.
                                         President

                                      STERNE AGEE ASSET MANAGEMENT, INC.


                                      By:______________________________________
                                         Jerry Harris
                                         President

Confirmed and Accepted, as of the
date first above written:

As Representative of the Several
Underwriters listed on Schedule I

By:  STERNE, AGEE & LEACH, INC.


By: __________________________
    James S. Holbrook, Jr.
    Chairman & CEO

                                  SCHEDULE I

                            Schedule of Underwriters


Underwriter                                Number of Firm Shares to be Purchased
Sterne, Agee & Leach, Inc. .....................................................
[other underwriters]............................................................


                               [To be completed]